SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported):  January 29, 1998


                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A
                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B
                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-C
                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D
                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E
                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-F
                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-G
    -----------------------------------------------------------------------
           (Exact name of Registrant as specified in its Articles)

                        III-A: 0-18302                III-A: 73-1352993
                        III-B: 0-18636                III-B: 73-1358666
                        III-C: 0-18634                III-C: 73-1356542
                        III-D: 0-18936                III-D: 73-1357374
                        III-E: 0-19010                III-E: 73-1367188
                        III-F: 0-19102                III-F: 73-1377737
   Oklahoma             III-G: 0-19563                III-G: 73-1377828
----------------      ------------------        -------------------
(State or other         (Commission                   (I.R.S. Employer
jurisdiction of         File No.)                     Identification)
incorporation or
organization)



                Two West Second Street, Tulsa, Oklahoma 74103
            ------------------------------------------------------
             (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791


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ITEM 5:     OTHER EVENTS

      Year End Values. The General Partner is required to provide year-end values of the Geodyne Energy Income Limited Partnership III-A, Geodyne Energy Income Limited Partnership III-B, Geodyne Energy Income Limited Partnership III-C, Geodyne Energy Income Limited Partnership III-D, Geodyne Energy Income Limited Partnership III-E, Geodyne Energy Income Limited Partnership III-F, and Geodyne Energy Income Limited Partnership III-G (collectively, the "Partnerships") underlying properties to its limited partners pursuant to the Partnerships' partnership agreements. Attached is a form of the letter to be sent to the limited partners on or about January 29, 1998, and a chart showing, on a per-unit basis, the 1997 Year-End Estimated Valuations for the Partnerships.

ITEM 7:     EXHIBITS

20.1        Form  of  letter  to  be  sent  to  the  limited   partners  of  the
            Partnerships on or about January 29, 1998.

99.1 Chart showing on a per-unit basis the 1997 Year-End Estimates Valuations for the Partnerships.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP III-A
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP III-B
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP III-C
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP III-D
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP III-E
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP III-F
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP III-G


                              By:   GEODYNE RESOURCES, INC.
                                    General Partner


DATE: January 29, 1998             //s// Dennis R. Neill
                                    ------------------------------
                                    Dennis R. Neill
                                    President